UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 10, 2012 (February 6, 2012)

Express Scripts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20199	43-1420563
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO		63121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 314-996-0900

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Purchase Agreement

On February 6, 2012, Express Scripts, Inc. (“Express Scripts”), Aristotle Holding, Inc., a wholly owned subsidiary of Express Scripts (“Aristotle”), and certain other subsidiaries of Express Scripts entered into a Purchase Agreement (the “Purchase Agreement”) with Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several initial purchasers named therein (collectively, the “Initial Purchasers”), relating to the sale by Aristotle to the Initial Purchasers of $1,000,000,0000 aggregate principal amount of its 2.100% Senior Notes due 2015 (the “2015 Notes”), $1,500,000,000 aggregate principal amount of its 2.650% Senior Notes due 2017 (the “2017 Notes”) and $1,000,000,000 aggregate principal amount of its 3.900% Senior Notes due 2022 (the “2022 Notes,” and together with the 2015 Notes and the 2017 Notes, the “Notes”). Pursuant to the terms of the Purchase Agreement, Aristotle has agreed to sell to the Initial Purchasers (i) the 2015 Notes at a purchase price of 99.108% of the principal amount thereof, (ii) the 2017 Notes at a purchase price of 98.425% of the principal amount thereof and (iii) the 2022 Notes at a purchase price of 97.197% of the principal amount thereof.

The Purchase Agreement contains customary representations and warranties, conditions to closing, indemnification rights, obligations of the parties and termination provisions.

The Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. This description of the material terms of the Purchase Agreement is qualified in its entirety by reference to such exhibit.

The Initial Purchasers and their affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for Express Scripts, Aristotle and Express Scripts’ other subsidiaries, for which they received or will receive customary fees and expenses. In addition, Wells Fargo Bank, National Association (the “Trustee”), an affiliate of Wells Fargo Securities, LLC, one of the Initial Purchasers, serves as the trustee under the indenture governing the Notes.

Supplemental Indentures

The 2015 Notes were issued pursuant to the Indenture (the “Base Indenture”), dated as of November 21, 2011, by and among Aristotle, Express Scripts, certain other subsidiaries of Express Scripts and the Trustee (collectively, the “Indenture Parties”), as supplemented by the Fifth Supplemental Indenture, dated as of February 9, 2012, among the Indenture Parties (the “First Supplemental Indenture”). The Fifth Supplemental Indenture includes a form of 2015 Note and a form of Exchange Note (as defined below).

The 2017 Notes were issued pursuant to the Base Indenture, as supplemented by the Sixth Supplemental Indenture, dated as of February 9, 2012, among the Indenture Parties (the “Second Supplemental Indenture”). The Second Supplemental Indenture includes a form of 2017 Note and a form of Exchange Note.

The 2022 Notes were issued pursuant to the Base Indenture, as supplemented by the Seventh Supplemental Indenture, dated as of February 9, 2012, among the Indenture Parties (the “Seventh Supplemental Indenture” and, together with the Fifth Supplemental Indenture and the Sixth Supplemental Indenture, the “Supplemental Indentures”). The Seventh Supplemental Indenture includes a form of 2022 Note and a form of Exchange Note.

The 2015 Notes will mature on February 12, 2015, the 2017 Notes will mature on February 15, 2017 and the 2022 Notes will mature on February 15, 2022. Aristotle will pay interest on the 2015 Notes on February 12 and August 12 of each year, commencing on August 12, 2012, at a rate of 2.100% per annum. Aristotle will pay interest on the 2017 Notes on February 15 and August 15 of each year, commencing on August 15, 2012, at a rate of 2.650% per annum. Aristotle will pay interest on the 2022 Notes on February 15 and August 15 of each year, commencing on August 15, 2012, at a rate of 3.900% per annum.

Express Scripts intends to use the net proceeds from the sale of the Notes to pay a portion of the cash consideration payable to stockholders of Medco Health Solutions, Inc. (“Medco”) in connection with the previously announced merger pursuant to which Express Scripts and Medco will each become wholly owned subsidiaries of Aristotle (the “Merger”), to repay any existing indebtedness that will be repaid in connection with the Merger and to pay related fees and expenses. In the event that Express Scripts does not consummate the Merger on or prior to April 20, 2012 (as such date may be extended in accordance with the terms of the Supplemental Indentures), or the merger agreement is terminated at any time prior thereto, Express Scripts is required, pursuant to the terms of the Supplemental Indentures, to redeem the Notes at a redemption price equal to 101% of the aggregate accreted principal amount of the Notes, plus accrued and unpaid interest from February 9, 2012 to but excluding the redemption date. The Notes will be jointly and severally and fully and unconditionally guaranteed on a senior basis by Express Scripts, certain of Express Scripts’ current wholly owned domestic subsidiaries and certain future wholly owned domestic subsidiaries of Express Scripts (prior to the consummation of the Mergers) and Aristotle (following the consummation of the Mergers).

The foregoing summary of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Supplemental Indentures, copies of which are filed with this Form 8-K as Exhibits 4.1, 4.2 and 4.3 and are incorporated herein by reference.

Registration Rights

In connection with the issuance of the Notes, Express Scripts, Aristotle, certain other subsidiaries of Express Scripts and Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the Initial Purchasers, entered into registration rights agreements with respect to each series of Notes, each dated as of February 9, 2012 (collectively, the “Registration Rights Agreements”). Under the Registration Rights Agreements, Aristotle has agreed to file registration statements with the Securities and Exchange Commission (the “SEC”) with respect to an offer to exchange each series of Notes for a new issue of debt securities (“Exchange Notes”) with terms substantially similar to such Notes (except the Exchange Notes will not contain terms with respect to transfer restrictions) and which will be registered under the Securities Act of 1933, as amended. Under the Registration Rights Agreements, Aristotle has

also agreed, under specified circumstances, to file a shelf registration statement with the SEC covering resales of the Notes. Aristotle may be required to pay additional interest if it fails to comply with the registration and exchange requirements set forth in the Registration Rights Agreements.

The foregoing summary of the Registration Rights Agreements is qualified in its entirety by reference to the full text of the Registration Rights Agreements, copies of which are filed with this Form 8-K as Exhibits 10.2, 10.3 and 10.4 and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation of a Registrant

The information included in Item 1.01 above related to the Supplemental Indentures is incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure

On February 6, 2012, Express Scripts issued a press release announcing the pricing of the offering of the Notes. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Fifth Supplemental Indenture, dated as of February 9, 2012, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Wells Fargo Bank, National Association, as Trustee.

4.2	Sixth Supplemental Indenture, dated as of February 9, 2012, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Wells Fargo Bank, National Association, as Trustee.

4.3	Seventh Supplemental Indenture, dated as of February 9, 2012, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Wells Fargo Bank, National Association, as Trustee.

10.1	Purchase Agreement, dated February 6, 2012, among Express Scripts, Inc., Aristotle Holding, Inc., certain other subsidiaries of Express Scripts, Inc. party thereto and Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several initial purchasers named therein.

10.2	Registration Rights Agreement, dated February 9, 2012, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several initial purchasers of the 2015 Notes.

10.3	Registration Rights Agreement, dated February 9, 2012, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several initial purchasers of the 2017 Notes.

10.4	Registration Rights Agreement, dated February 9, 2012, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several initial purchasers of the 2022 Notes.

99.1	Press Release, dated February 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Express Scripts, Inc.
(Registrant)

By:	/s/ Keith Ebling
	Name:	Keith Ebling
	Title:	Executive Vice President and General Counsel

Dated: February 10, 2012

EXHIBIT LIST

Exhibit No.	Description

4.1	Fifth Supplemental Indenture, dated as of February 9, 2012, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Wells Fargo Bank, National Association, as Trustee.

4.2	Sixth Supplemental Indenture, dated as of February 9, 2012, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Wells Fargo Bank, National Association, as Trustee.

4.3	Seventh Supplemental Indenture, dated as of February 9, 2012, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Wells Fargo Bank, National Association, as Trustee.

10.1	Purchase Agreement, dated February 6, 2012, among Express Scripts, Inc., Aristotle Holding, Inc., certain other subsidiaries of Express Scripts, Inc. party thereto and Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several initial purchasers named therein.

10.2	Registration Rights Agreement, dated February 9, 2012, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several initial purchasers of the 2015 Notes.

10.3	Registration Rights Agreement, dated February 9, 2012, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several initial purchasers of the 2017 Notes.

10.4	Registration Rights Agreement, dated February 9, 2012, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several initial purchasers of the 2022 Notes.

99.1	Press Release, dated February 6, 2012.